UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2007

HCC Insurance Holdings, Inc.
(Exact name of registrant as specified in its charter)

DE	001-13790	76-0336636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13403 Northwest Freeway, Houston, Texas	77040
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   713-690-7300

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Today, we announced that due to difficult capital market conditions we have decided to withdraw our proposed offering of an aggregate of $300 million in aggregate principal amount of senior notes.

A copy of today's press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

No.      Exhibit

99.1     Press Release Announcing Withdrawal of Offering dated September 21, 2007

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc. (Registrant)
September 21, 2007 (Date)	/s/ FRANK J. BRAMANTI Frank J. Bramanti Chief Executive Officer